UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2025

Paramount Gold Nevada Corp.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-36908	98-0138393
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

665 Anderson Street
Winnemucca, Nevada	89445
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 775 625-3600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	PZG	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On November 20, 2025, Paramount Gold Nevada Corp. (the “Company”) filed a prospectus supplement (the “Prospectus Supplement”) for the offer and sale of shares of its common stock, par value $0.01 per share (“Common Stock”), having an aggregate offering price of up to $14,900,000, pursuant to the Controlled Equity OfferingSM Sales Agreement, dated March 8, 2024 (“Sales Agreement”), with Cantor Fitzgerald & Co. and A.G.P./Alliance Global Partners. The Prospectus Supplement amends and supplements the information in the prospectus supplements, dated March 22, 2024 and May 16, 2024 (the “Prior Prospectus Supplements”), filed with the Securities and Exchange Commission as a part of the Company’s registration statement on Form S-3 (File No. 333-275376), relating to the offer and sale of up to $7,000,000 of shares of the Company’s Common Stock, pursuant to the Sales Agreement. The Prospectus Supplement should be read in conjunction with the Prior Prospectus Supplements and the accompanying prospectus thereto, and is qualified by reference thereto, except to the extent that the information therein amends or supersedes the information contained in the Prior Prospectus Supplements and the accompanying prospectus. The Prospectus Supplement is not complete without and may only be delivered or utilized in connection with, the Prior Prospectus Supplements and accompanying prospectus and any future amendments or supplements thereto. As of the date of the Prospectus Supplement, the Company has sold $5.9 million of shares of Common Stock under the Sales Agreement. A copy of the opinion of Duane Morris LLP relating to the validity of the Common Stock is attached as Exhibit 5.1 hereto.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

5.1	Opinion of Duane Morris LLP.

23.1	Consent of Duane Morris LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Paramount Gold Nevada Corp.

Date: November 20, 2025	By:	/s/ Carlo Buffone
Carlo Buffone, Chief Financial Officer